
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 21, 2002



                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


             0-26096                                       75-2436543
    (Commission File Number)                   (IRS Employer Identification No.)


             UNIMARK HOUSE
           124 MCMAKIN ROAD
           BARTONVILLE, TEXAS                                 76226
(Address of Principal Executive Offices)                    (Zip Code)



                                 (817) 491-2992
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a press release announcing a "going private" proposal received by the Company's Board of Directors.

     Attached hereto as Exhibit 99.2 is a letter dated November 21, 2002 to the Company's Board of Directors outlining a proposal from its largest shareholder, M&M Nominee LLC, in which a company to be formed by M&M Nominee would acquire all of the Company's outstanding shares of common stock not already owned by M&M
Nominee for $0.65 per share in cash.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                (c) EXHIBITS.

                  99.1    Press Release, dated November 22, 2002

                  99.2 Letter dated November 21, 2002 to the Company's Board of Directors from M&M Nominee LLC


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            THE UNIMARK GROUP, INC.
                                            -----------------------
                                                  (Registrant)


Date: November 25, 2002                     /s/ David E. Ziegler
                                            ------------------------------------
                                            David E. Ziegler
                                            Chief Financial Officer and Director




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                                INDEX TO EXHIBITS

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

EXHIBIT
NUMBER
------
99.1     Press Release, dated November 22, 2002

99.2 Letter dated November 21, 2002, to the Company's Board of Directors from M&M Nominee LLC


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